UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 23, 2004

Granite City Food & Brewery Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	000-29643	41-1883639
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5831 Cedar Lake Road, Minneapolis, Minnesota		55416
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-525-2070

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(b) On December 23, 2004, our board of directors determined to change our fiscal year end from the last Sunday in December to the last Tuesday in December, commencing with fiscal year 2004. We implemented this change for certain administrative purposes. As a result, our fiscal year 2004 will end on December 28, 2004. Our first three quarters of fiscal 2005 will end on March 29, 2005, June 28, 2005 and September 27, 2005, respectively, and fiscal year 2005 will end on December 27, 2005. This change to our fiscal year does not require filing of a transition report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Granite City Food & Brewery Ltd.

December 29, 2004	By:	Monica A. Underwood

Name: Monica A. Underwood
Title: Interim Chief Financial Officer